Supplement dated November 20, 2015
to the Summary Prospectus of the following fund:
Fund	Summary Prospectus Dated
Columbia Funds Series Trust II
Columbia Marsico Flexible Capital Fund	1/1/2015
Effective November 20, 2015 (the Effective Date), Marsico Capital Management, LLC (Marsico) no longer serves as the subadviser to the Fund and Columbia Management Investment Advisers, LLC (the Investment Manager) assumes the day-to-day management of the Fund's portfolio. Also, on the Effective Date, the Fund’s name is changed to Columbia Large Cap Growth Fund IV. Accordingly, on the Effective Date, all references in the summary prospectus to Marsico are hereby deleted and all references to Columbia Marsico Flexible Capital Fund are hereby deleted and replaced with Columbia Large Cap Growth Fund IV. In addition, as of the Effective Date, the changes described in this Supplement are hereby made to the Fund’s summary prospectus.
In connection with the changes described in this Supplement, management has discussed with the Fund’s Board of Trustees a proposal to merge the Fund into another Columbia Fund managed by the Investment Manager in a substantially similar manner as the Fund will be managed following the Effective Date. Assuming required approvals from the Board of Trustees and shareholders are obtained, the merger is currently expected to occur in the second quarter of 2016.
The information under the heading "Principal Investment Strategies" is hereby superseded and replaced with the following:
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of large-capitalization companies, primarily common stocks and securities that can be converted into common stocks. These companies have market capitalizations in the range of companies in the Russell 1000 Growth Index (the Index) at the time of purchase (between $908 million and $688.4 billion as of October 31, 2015). The market capitalization range and composition of the companies in the Index are subject to change. The Fund invests primarily in common stocks of companies that the investment manager believes have the potential for long-term, above-average earnings growth. The Fund may from time to time emphasize one or more economic sectors in selecting its investments, including the consumer discretionary, health care, and information technology and technology-related sectors.
The Fund may invest up to 20% of its total assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts.
The information under the heading "Principal Risks" is hereby revised to remove Changing Distribution Level Risk, Credit Risk, Derivatives Risk, Derivatives Risk/Options Risk, Emerging Market Securities Risk, Focused Portfolio Risk, Frequent Trading Risk, High-Yield Securities Risk, Interest Rate Risk, Prepayment and Extension Risk, Reinvestment Risk, Sector Risk and Small Company Securities Risk and to add the following:
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with the particular country, which may be related to the particular political, regulatory, economic, social and other conditions or events occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector, including the consumer discretionary, health care, and information technology and technology-related sectors. Companies in the same economic sector
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may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
The rest of the section remains the same.
The information under the heading "Performance Information” is hereby revised to add the following:
Effective November 20, 2015, the Fund compares its performance to that of the Russell 1000 Growth Index (the New Index). Prior to this date, the Fund compared its performance to that of the S&P 500 Index (the Former Index). The Fund’s investment manager made this recommendation to the Fund’s Board of Trustees because the investment manager believes that the New Index provides a more appropriate basis for comparing the Fund’s performance in light of the changes made to the Fund’s name and principal investment strategies. Information on the New Index and the Former Index will be included for a one-year transition period. Thereafter, only the New Index will be included.
 Also, the information under the heading "Performance Information” is hereby revised to add the following information to the "Average Annual Total Returns After Applicable Sales Charges" table:
Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2013)
	1 Year	Life of Fund
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	33.48%	18.91%

The rest of the section remains the same.
The information under the heading "Fund Management” is hereby superseded and replaced with the following:
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
John Wilson, CFA	Senior Portfolio Manager	Lead manager	November 2015
Peter Deininger, CFA, CAIA	Senior Portfolio Manager	Co-manager	November 2015
Tchintcia Barros, CFA	Portfolio Manager	Co-manager	November 2015
Shareholders should retain this Supplement for future reference.
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